                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 23, 2003
                Date of Report (Date of Earliest Event Reported)

                           LAIDLAW INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-13109              98-0390488
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                           55 SHUMAN BLVD., SUITE 400
                           NAPERVILLE, ILLINOIS 60563
          (Address of principal executive offices, including zip code)

                                 (630) 848-3000
              (Registrant's telephone number, including area code)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On June 28, 2001, Laidlaw Inc., a Canadian corporation ("Laidlaw"), and four of its direct and indirect subsidiaries, filed voluntary petitions for relief under chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the "U.S. Bankruptcy Court"). In addition, Laidlaw and Laidlaw International, Inc. (formerly Laidlaw Investments Ltd., an Ontario corporation, "Laidlaw International") commenced Canadian insolvency proceedings under the Canadian Companies' Creditors Arrangement Act in the Ontario Superior Court of Justice in Toronto, Ontario, Canada (the "Canadian Court"). None of Laidlaw's operating subsidiaries was included in the filings.

         On February 27, 2003, the U.S. Bankruptcy Court entered an order (the "Confirmation Order") confirming the Third Amended Joint Plan of Reorganization of Laidlaw and its debtor affiliates, dated January 23, 2003 (the "Plan"). On February 28, 2003, the Canadian Court issued an order recognizing the U.S. Bankruptcy Court's Confirmation Order and implementing the Confirmation Order in Canada with respect to Laidlaw's Canadian insolvency proceeding. The Plan became effective on June 23, 2003 (the "Effective Date").

         The following is a summary of certain material provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference.

         The Plan provides for, among other things:

         - transactions that resulted in the ultimate parent company in the corporate structure being Laidlaw International, Inc., a Delaware corporation;

         - the implementation of a settlement and lock-up agreement, dated as of June 27, 2001, as amended, among the debtors, specified lenders under Laidlaw's prepetition credit facility and specified holders of Laidlaw's prepetition notes;

         - the implementation of a settlement agreement, dated as of July 18, 2002, among the debtors, Safety-Kleen Corp. and Toronto Dominion (Texas), Inc.;

         - the implementation of a settlement agreement, dated as of July 24, 2002, among the debtors and plaintiffs in various securities fraud class actions filed against Laidlaw and other defendants, including its former and current officers and directors, specified underwriters of Laidlaw's prepetition notes and PricewaterhouseCoopers Canada and PricewaterhouseCoopers LLP, Laidlaw's independent public accountants;

         - the cancellation of all common stock and preferred stock of Laidlaw;

         - the satisfaction and retirement of the debtors' unsecured obligations through aggregate cash payments of approximately $1,185.0 million and the issuance of approximately 103.8 million shares of common stock of Laidlaw International;

         - the payment in full of all administrative and other priority claims;

         - the discharge of the debtors' subordinated claims, including intercompany claims;

         - the assumption, assumption and assignment, or rejection of executory contracts and unexpired leases to which any debtor is a party; and

         -        the selection of the board of directors of Laidlaw
                  International.

         In connection with the implementation of the Plan, Laidlaw International acquired from Laidlaw, in consideration for a combination of cash and common stock of Laidlaw International, all of Laidlaw's assets, other than its equity interest in Laidlaw International, including all of the equity and debt of Laidlaw's Canadian and non-U.S. operations, Greyhound Canada Transportation Corp. and Laidlaw Transit Ltd. Accordingly, as a result of the consummation of the Plan, Laidlaw International owns all of the U.S. and non-U.S. operations owned by Laidlaw prior to the Effective Date. In addition, Laidlaw International domesticated into the United States and changed its name from Laidlaw Investments Ltd. to Laidlaw International, Inc.

         The Plan provides that, as of the Effective Date, Laidlaw International is authorized to issue 500,000,000 shares of common stock, par value $0.01 per share. On or as soon as practicable after the Effective Date, pursuant to the Plan, Laidlaw International issued approximately 103.8 million shares of common stock for distribution to Laidlaw Inc. creditors. Approximately 31.1 million of these shares were issued to holders of Laidlaw bank debt claims (Class 4 under the Plan); approximately 57.9 million to holders of Laidlaw bond debt claims (Classes 5 and 5A under the Plan) and approximately 11.0 million will be available for distribution to holders of general unsecured claims (Class 6 under the Plan). In addition, approximately 3.8 million shares were issued to a trust in connection with Laidlaw's settlement with the United States Pension Benefit Guaranty Corporation relating to the funding level of certain subsidiary pension funds, and 5,000,000 shares of common stock were reserved for issuance pursuant to Laidlaw International's equity and performance incentive plan.

         Information as to the assets and liabilities of Laidlaw International as of February 28, 2003, is filed as Exhibit 99.1 hereto and incorporated herein by reference. Such information has been extracted from the unaudited financial statements included in Laidlaw's Form 6-K filed with the Securities and Exchange Commission on May 13, 2003 and should be read in conjunction with such financial statements, including the notes thereto. On or about the Effective Date, Laidlaw International will adopt the provisions of "fresh start accounting," which require Laidlaw International to restate all assets and liabilities to their fair value. Laidlaw International has not yet completed fresh start accounting on its historical consolidated financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

Exhibit Number          Exhibit Description
--------------          -------------------
2.1                     Third Amended Joint Plan of Reorganization of Laidlaw USA, Inc.
                        and Its Debtor Affiliates, dated January 23, 2003

2.2                     Modifications to the Third Amended Joint Plan of Reorganization

2.3                     Second modifications to the Third Amended Joint Plan of Reorganization

99.1                    Consolidated Balance Sheet of Laidlaw Inc. as of February 28, 2003
                        (unaudited)

99.2                    Press Release dated June 23, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               LAIDLAW INTERNATIONAL, INC.

                               By: /s/ Ivan R. Cairns
                                  -------------------------
                               Name: Ivan R. Cairns
                               Title:  Senior Vice President and General Counsel

Date:  July 7, 2003

                                  Exhibit Index

Exhibit Number          Exhibit Description
--------------          -------------------
2.1                     Third Amended Joint Plan of Reorganization of Laidlaw USA, Inc.
                        and Its Debtor Affiliates, dated January 23, 2003

2.2                     Modifications to the Third Amended Joint Plan of Reorganization

2.3                     Second modifications to the Third Amended Joint Plan of
                        Reorganization

99.1                    Consolidated Balance Sheet of Laidlaw Inc. as of February 28, 2003
                        (unaudited)

99.2                    Press Release dated June 23, 2003